United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2021

Alerus Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue
Grand Forks, North Dakota 58201
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (701) 795-3200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Alerus Financial Corporation (the “Company”) was held on May 11, 2021. The record date for determination of stockholders entitled to vote at the Annual Meeting was March 15, 2021. There were 17,361,266 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 13,499,678 shares, or approximately 77.76 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2021, were as follows:

Proposal 1: The election of seven (7) director nominees to serve on the board of directors of the Company until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Randy L. Newman	10,060,889	164,144	3,274,646
Karen M. Bohn	9,471,183	753,849	3,274,646
Daniel E. Coughlin	10,072,440	152,592	3,274,646
Kevin D. Lemke	9,831,666	393,366	3,274,646
Michael S. Mathews	10,027,029	198,003	3,274,646
Sally J. Smith	10,021,348	202,684	3,274,646
Galen G. Vetter	9,781,889	443,143	3,274,646

Proposal 2: The ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,248,358	164,486	86,834	0

Item 9.01.Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBLR document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021	Alerus Financial Corporation

	By:	/s/ Randy L. Newman
	Name:	Randy L. Newman
	Title:	Chairman, Chief Executive Officer and President